Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely in connection with the filing of the Annual Report of Mosaic Nutraceuticals Corp. (the “Company”) on Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Charles Townsend, Chief Executive Officer and Principal Financial Officer, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: April 17, 2006
/s/ Charles Townsend
CHARLES TOWNSEND PRESIDENT, CHIEF EXECUTIVE OFFICER, AND PRINCIPAL FINANCIAL OFFICER